SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 30, 2011.

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway, Suite 100
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5--Corporate Governance and Management

Item 5.02- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As discussed in greater detail in Item 8.01 of this report, we have entered into an agreement with XenneX, Inc., a privately-held company, pursuant to which we have organized a new subsidiary, LifeMap Sciences, Inc., to advance the development and commercialization of our embryonic stem cell database.  The new expanded data will address all known human branches in the mammalian developmental tree, including several thousand stem and progenitor cells, and related information such as anatomy, differentially-expressed gene signatures, and research reagents.

The board of directors of LifeMap Sciences has authorized the adoption of a stock option plan for the subsidiary.  The subsidiary stock option plan (the “Plan”) will permit the LifeMap Sciences to grant stock options or sell restricted stock to employees of LifeMap Sciences and BioTime.  The BioTime Board of Directors, including our directors who are “independent” under the rules of the NYSE Amex, has approved the adoption of the Plan by LifeMap Sciences.

LifeMap Sciences has reserved 8,000,000 shares of its common stock for issuance upon the exercise of options or through restricted stock sales under their respective stock option plans.

Reasons for the Plan

Stock options and sales of restricted stock are an important part of the compensation packages for employees, directors, and consultants.  We strongly believe that the ability of our subsidiaries to attract and retain the services of employees, directors, and consultants depends in great measure upon the ability of our subsidiaries to provide the kind of incentives that are derived from the ownership of stock and stock options and that are offered by other pharmaceutical development and bio-technology companies.  This is especially true for us and our subsidiaries since the compensation that we and they offer is often lower than the compensation packages offered by competing companies.

Summary of the Plan

The following summary of the Plan is a summary only and does not purport to be a complete description of all of the terms and conditions of the Plan, and is qualified in all respects by reference to the full text of the Plan, a copy of which are available upon request from our corporate Secretary.

Administration of the Plan

The Plan is administered by the board of directors of LifeMap Sciences, which determines which officers, employees, consultants, scientific advisory board members and independent contractors of LifeMap Sciences or BioTime are to be granted options or sold restricted stock, the number of shares subject to the options granted or to be sold as restricted stock, the exercise price of the options or price at which restricted stock will be sold, and certain other terms and conditions of the options and restricted stock purchase agreements.  The Plan permits the LifeMap Sciences board of directors to delegate administration of the Plan to a committee or subcommittee of the board of directors.

No options may be granted and no restricted stock may be sold under the Plan more than ten years after the date the Plan was adopted by the LifeMap Sciences board of directors.

Terms of the Options

Options granted under the Plan may be either "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options.  Incentive stock options may be granted only to our employees and employees of our subsidiaries.  Under the Code, the exercise price of incentive stock options granted under the Plan must be equal to the fair market of the LifeMap Sciences shares on the date the option is granted.  In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of the stock of LifeMap Sciences, the exercise price of any incentive stock option must be at least 110% of the fair market value of the option shares on the grant date, and the term of the option may be no longer than five years.  The aggregate fair market value of the shares (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The option exercise price may be payable (i) in cash, (ii) if LifeMap Sciences common stock becomes publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to LifeMap Sciences sufficient funds to pay the exercise price, or delivery, by the optionee to LifeMap Sciences, of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to LifeMap Sciences cash or a check sufficient to pay the exercise price, (iii) to the extent explicitly provided in the applicable option agreement, by (A) delivery of shares of subsidiary common stock owned by the option holder having a fair market value equal to the exercise price, (B) net exercise of the option pursuant to which the option holder agrees to surrender a sufficient number of shares obtained through exercise of the option, valued at fair market value, to satisfy the exercise price, or (C) payment of such other lawful consideration as the subsidiary board of director may determine.

Options granted under the Plan are nontransferable except by will or the laws of descent and distribution.  Under the Code, incentive stock options may be exercised only during employment or within three months after termination of such employment, subject to certain exceptions in the event of the death or disability of the optionee.

Certain Adjustments to Number of Shares and Exercise Price

In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, LifeMap Sciences’ board of directors will adjust, in a manner that the board determines:  (i) the number and class of securities available under Plan; (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding option; (iii) the repurchase price per security subject to repurchase; and (iv) the terms of each other outstanding stock-based award.

Corporate Reorganization or Liquidation

Upon the consummation of a merger of a subsidiary in which the shareholders of LifeMap Sciences no longer own a majority of the outstanding equity securities of LifeMap Sciences (or its successor); or any sale of all or substantially all of the assets or capital stock of LifeMap Sciences (other than in a spin-off or similar transaction), or any other acquisition of the business of LifeMap Sciences, as determined by LifeMap Sciences’ board of directors, appropriate provision will be made for the continuation of outstanding options or restricted stock awards by LifeMap Sciences or the assumption of the options or restricted stock awards by the surviving or acquiring company, and by substituting on an equitable basis for the shares then subject to the options or restricted stock awards either:  (a) the stock or other consideration payable with respect to the outstanding shares of subsidiary common stock in connection with the transaction, (b) shares of stock of the surviving or acquiring corporation, or (c) other securities or other consideration as LifeMap Sciences’ board of directors deems appropriate, provided, that the fair market value of the substituted securities does not materially differ from the fair market value of LifeMap Sciences shares subject to the options or restricted stock awards.  LifeMap Sciences’ board of directors may also accelerate the expiration date of options, or provide that options will be terminated in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the options over the option exercise price, but the termination date of an option may not be accelerated unless the vesting of the option is accelerated so that it becomes exercisable prior to being terminated.

If a subsidiary merges or consolidates with another company, or if LifeMap Sciences acquires property or stock of another company, LifeMap Sciences may grant options or restricted stock in substitution for stock and stock-based awards issued by the other company.

Restricted Stock Sales

In lieu of granting options, a subsidiary may enter into restricted stock purchase agreements with eligible employees and other persons under which they may purchase subsidiary shares subject to certain vesting and repurchase restrictions set by LifeMap Sciences’ board of directors.  LifeMap Sciences will have the right to repurchase unvested shares at the shareholder’s cost or other price determined in the award upon the occurrence of specified events, such as termination of employment.

Grants of Options Under Plan

The LifeMap Sciences board of directors approved a grant of options to purchase 2,400,000 LifeMap Sciences shares to its Chief Executive Officer David Warshawsky and options to purchase 400,000 shares to its Senior Vice President and Chief Operating Officer Kenneth Elsner.  In addition, the LifeMap Sciences board of directors approved a grant of options to purchase 625,000 LifeMap Sciences shares to our Chief Executive Officer Michael D. West, who will also serve as Chief Scientific Officer of LifeMap Sciences, and options to purchase 312,500 shares to our Senior Vice President, Chief Operating Officer, and Chief Financial Officer, Robert W. Peabody, who will serve as Chief Financial Officer of LifeMap Sciences.

The exercise price of the options has not yet been determined, and will be equal to the fair market value of the shares for which the options can be exercised, as determined by LifeMap Sciences’ board of directors based upon a valuation obtained from an independent appraiser.  The options will vest and thereby become exercisable in 42 monthly installments upon the completion of each month of service as an officer or director of LifeMap Sciences, any subsidiary of LifeMap Sciences, or BioTime or any direct or indirect subsidiary of BioTime.

Section 8 - Other Events

Item 8.01 - Other Events.

We have entered into an agreement with XenneX, Inc., a privately-held company, pursuant to which we have organized a new subsidiary, LifeMap Sciences, Inc., to advance the development and commercialization of our embryonic stem cell database.  The new expanded data will address all known human branches in the mammalian developmental tree, including several thousand stem and progenitor cells, and related information such as anatomy, differentially-expressed gene signatures, and research reagents.  Our plan is to make the database available for use by stem cell researchers at pharmaceutical and biotechnology companies and other institutions through paid subscriptions or on a fee per use basis.  The database will permit users to follow the development of embryonic stem cell lines to the purified progenitor cell lines created by BioTime using its proprietary ACTCellerateTM technology,.

We will initially be the sole shareholder of LifeMap Sciences and will initially invest $833,300 to acquire 10,000,000 shares of LifeMap Sciences common stock.  We have agreed with XenneX to contribute an additional $1,166,620 to acquire an additional 14,000,000 shares of LifeMap Sciences common stock in instalments over the next 15 months if certain database development milestones are attained and certain other conditions are met.

XenneX will provide LifeMap Sciences with services and know-how in development and commercialization of our new subsidiary’s database, and in an arrangement for links to LifeMap Sciences’ database from GeneCards®.  XenneX will receive an option to acquire 1,000,000 shares of LifeMap Sciences common stock.

Xennex has an agreement with Yeda Research and Development Company Ltd., the commercial arm of the Weizmann Institute of Science in Rehovot, Israel, which provides XenneX exclusive worldwide rights for the development and commercialization of GeneCards® .  GeneCards® is a searchable, integrated, database of human genes that provides genomic related information on known and predicted human genes.  Xennex licenses the use of the GeneCards® database to commercial and other non-academic users.  Xennex also partners with leading life sciences companies to make gene-specific research tools and reagents accessible via GeneCards.   Xennex and the GeneCards team improve and upgrade GeneCards’ software platforms, extraction, navigational tools and data sources on an ongoing basis.

We will provide LifeMap Sciences with the right to use, in the LifeMap Sciences database, our current data relating to our human embryonic progenitor cell lines and related gene expression data.  We may acquire up to an additional 8,000,000 LifeMap Sciences shares during the next two years by permitting LifeMap Sciences to use in its database new stem cell data that we develop or acquire.

David Warshawsky, Chairman of XenneX, Inc., has become the first Chief Executive Officer of LifeMap Sciences, and will serve on the LifeMap Sciences board of directors as XenneX’s designated director.  BioTime has designated Alfred D. Kingsley and Michael D. West as the other two members of the LifeMap Sciences board of directors.  Kenneth Elsner, XenneX’s Director of U.S. operations and its Chief Financial Officer, will serve as Senior Vice President and Chief Operating Officer of LifeMap Sciences.  LifeMap Sciences plans to organize a wholly-owned subsidiary in Israel, where its database development staff will be located.

Dr. Warshawsky founded XenneX, Inc. in 2003.  He has served as that company’s Chief Executive Officer and is currently its Chairman. In 2009 he cofounded and served as Chief Executive Officer of Varinel-LDC Inc., and in 2010 he cofounded and served as Chief Executive Officer of its affiliate company, Avraham Pharmaceuticals Ltd., a privately held, emerging pharmaceutical company developing a novel Phase 2 drug for treatment or prevention of Alzheimer's disease.  From mid 2005 until mid 2008, Dr. Warshawsky served as Vice President of Business Development at Paramount Biosciences, a global pharmaceutical development and healthcare investment firm that conceives, nurtures, and supports new biotechnology and life-sciences companies.  From 2000 to 2003 Dr. Warshawsky was Director of Business Development Worldwide, Novel Genomics Division, at Compugen, Ltd., a publicly traded Israeli company.  From 1999-2000 he was a Licensing Associate at the University of Massachusetts, Office of Commercial Ventures and Intellectual Property.  He has also served in various positions and is currently director of Varinel, Inc., a privately held company which he co-founded in 2003 that is engaged in the discovery and preclinical stage development of novel multifunctional drugs for treatment and/or prevention of neurodegenerative disorders.  Prior to moving into the business world, Dr. Warshawsky was engaged in academic research in life sciences.  From 1996-1999 he was a research fellow at Harvard and Harvard Medical School.  Dr. Warshawsky earned his Ph.D. in Molecular Biology in 1995 from the University of Illinois at Chicago and his B.Sc. in Biology from Tel Aviv University in 1991.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date:  April 5, 2011                                                      By    /s/ Robert W. Peabody
Senior Vice President
Chief Operating Officer, and
Chief Financial Officer